EXHIBIT (t)(ii)

POWER OF ATTORNEY

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., a Maryland corporation (the “Fund”), and each of its undersigned officers and directors hereby nominate, constitute and appoint Joseph V. Amato, Claudia A. Brandon, Brian Kerrane, Corey Issing, John M. McGovern, Gariel Nahoum, Jennifer R. Gonzalez, Marguerite W. Laurent, Franklin H. Na, and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney‑in‑fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund’s registration statement on Form N-2 and any and all amendments to such registration statement of the Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of capital stock of the Fund, such registration statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and directors itself/themselves might or could do.

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC. has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and directors have hereunto set their hands and seals at New York, New York as of this 22nd day of January 2025.

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

By:	/s/ Joseph V. Amato
Joseph V. Amato
President and Chief Executive Officer

[SEAL]

ATTEST:

/s/ Claudia A. Brandon
Claudia A. Brandon
Secretary

[Signatures Continued on Next Page]

Signature	Title

/s/ Ami Kaplan	Director
Ami Kaplan

/s/ Paul M. Nakasone	Director
Paul M. Nakasone

/s/ Franklyn E. Smith	Director
Franklyn E. Smith

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